Exhibit 99.2

TABLE OF CONTENTS

TABLE OF CONTENTS

		PAGE
CORPORATE INFORMATION		**3**
	Company Profile	4
	Investor Information	5
	Research Coverage	6
FINANCIALS		**7**
	Key Financial Data	8
	Condensed Consolidated Balance Sheets	9
	Condensed Consolidated Statements of Income (Loss)	10
	Condensed Consolidated Statements of Income (Loss) (Additional Data)	11
	Debt Summary	12
	Debt Maturity Schedule	13
	Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
	Summary of Capital Expenditures	15
	Office Portfolio Redevelopment Information as of September 30, 2020	16
	Property Acquisitions / Dispositions Information Since January 1, 2020	17
	Calculation and Reconciliation of NOI and Cash Basis NOI	18
	NOI and Cash Basis NOI	19
	Same Property NOI and Cash Basis NOI	20
	Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended September 30, 2020 and 2019	21
	Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Nine Months Ended September 30, 2020 and 2019	22
	Calculation and Reconciliation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	23
	Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders	24
PORTFOLIO INFORMATION		**25**
	Portfolio Summary by Geographic Diversification and Property Type	26
	Portfolio Summary	27
	Occupancy	28
	Same Property Occupancy	29
	Unit Count and Rent Coverage	30
	Office Portfolio and Same Property - Results of Operations (Three Months Ended September 30, 2020 and 2019)	31
	Office Portfolio and Same Property - Results of Operations (Nine Months Ended September 30, 2020 and 2019)	32
	SHOP Segment and Same Property - Results of Operations	33
	Office Portfolio Leasing Summary	34
	Tenants Representing 1% or More of Total Annualized Rental Income	35
	Office Portfolio Lease Expiration Schedule	36
	Non-Segment Lease Expiration Schedule	37
EXHIBIT A	SHOP Segment and Same Property - Transitional Pro Forma EBITDARM	38
NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS		**41**
WARNING CONCERNING FORWARD-LOOKING STATEMENTS		**44**

Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 41 for terms used throughout this document.

DIVERSIFIED HEALTHCARE TRUST

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COMPANY PROFILE

COMPANY PROFILE

The Company:

Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is a component of 132 market indices and it comprises more than 1% of the following indices as of September 30, 2020: BI North America Healthcare REIT Valuation Peers (BIHLCRNP) and the Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC).

Management:

DHC is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), or RMR Inc. RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing DHC, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Office Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics such as government entities. RMR also provides management services to Five Star Senior Living Inc., or Five Star, a publicly traded operator of senior living communities (including many of the senior living communities that DHC owns), Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises RMR Mortgage Trust, which is in the process of converting from a registered investment company to a publicly traded mortgage REIT, and Tremont Mortgage Trust, a publicly traded mortgage REIT, both of which will focus on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries. As of September 30, 2020, RMR had $32.1 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and approximately 42,500 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: DHC
Senior Unsecured Notes due 2042: DHCNI
Senior Unsecured Notes due 2046: DHCNL

DIVERSIFIED HEALTHCARE TRUST

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INVESTOR INFORMATION Board of Trustees Jennifer B. Clark John L. Harrington Lisa Harris Jones Managing Trustee Independent Trustee Lead Independent Trustee Daniel F. LePage Adam D. Portnoy Jeffrey P. Somers Independent Trustee Chair of the Board & Managing Trustee Independent Trustee INVESTOR INFORMATION Executive Officers Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com 5

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

Colliers Securities LLC
Kyle Bauser
(612) 376-4191
kyle.bauser@colliers.com

JMP Securities
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Wells Fargo Securities
Todd Stender
(562) 637-1371
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Michael Souers
(212) 438-2508
michael.souers@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

DIVERSIFIED HEALTHCARE TRUST
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KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Selected Balance Sheet Data:					
Total gross assets	$ 8,186,982	$ 8,266,767	$ 8,316,051	$ 8,224,627	$ 8,572,131
Total assets	$ 6,535,118	$ 6,600,523	$ 6,703,723	$ 6,653,826	$ 6,916,990
Total liabilities	$ 3,893,412	$ 3,845,683	$ 3,916,554	$ 3,776,776	$ 3,948,768
Total equity	$ 2,641,706	$ 2,754,840	$ 2,787,169	$ 2,877,050	$ 2,968,222
Selected Income Statement Data:					
Total revenues	$ 394,339	$ 410,311	$ 442,467	$ 256,039	$ 255,827
Net (loss) income	$ (105,788)	$ (24,742)	$ 11,143	$ (50,620)	$ (27,946)
Net (loss) income attributable to common shareholders	$ (106,888)	$ (26,072)	$ 9,735	$ (51,697)	$ (29,390)
NOI	$ 78,689	$ 108,396	$ 125,882	$ 129,467	$ 130,744
Adjusted EBITDA*re*	$ 78,509	$ 109,235	$ 117,437	$ 121,108	$ 121,994
FFO attributable to common shareholders	$ 6,951	$ 56,847	$ 91,285	$ 68,832	$ 67,577
Normalized FFO attributable to common shareholders	$ 13,176	$ 57,115	$ 69,298	$ 70,752	$ 70,069
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.45)	$ (0.11)	$ 0.04	$ (0.22)	$ (0.12)
FFO attributable to common shareholders	$ 0.03	$ 0.24	$ 0.38	$ 0.29	$ 0.28
Normalized FFO attributable to common shareholders	$ 0.06	$ 0.24	$ 0.29	$ 0.30	$ 0.29
Dividends:					
Annualized dividend declared per common share [1]	$ 0.04	$ 0.04	$ 0.60	$ 0.60	$ 0.60
Annualized dividend yield (at end of period)	1.1 %	0.9 %	16.5 %	7.1 %	6.5 %
Normalized FFO attributable to common shareholders payout ratio	16.7 %	4.2 %	51.7 %	50.0 %	51.7 %

(1) Beginning in the second quarter of 2020, we reduced our regular quarterly distribution rate to $0.01 per common share ($0.04 per common share annually) to conserve capital in response to uncertain economic conditions as a result of the COVID-19 pandemic.

DIVERSIFIED HEALTHCARE TRUST

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CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except share data) As of As of September 30, 2020 December 31, 2019 Assets Real estate properties: Land $ 792,343 $ 793,123 Buildings and improvements 6,579,388 6,668,463 Total real estate properties, gross 7,371,731 7,461,586 Accumulated depreciation (1,651,864) (1,570,801) Total real estate properties, net 5,719,867 5,890,785 Assets of properties held for sale 164,363 209,570 Cash and cash equivalents 82,241 37,357 Restricted cash 16,134 14,867 Acquired real estate leases and other intangible assets, net 298,429 337,875 Other assets, net 254,084 163,372 Total assets $ 6,535,118 $ 6,653,826 Liabilities and Equity Unsecured revolving credit facility $ — $ 537,500 Unsecured term loans, net 198,913 448,741 Senior unsecured notes, net 2,606,550 1,820,681 Secured debt and finance leases, net 692,385 694,739 Liabilities of properties held for sale 7,834 6,758 Accrued interest 53,681 24,060 Assumed real estate lease obligations, net 70,046 76,705 Other liabilities 264,003 167,592 Total liabilities 3,893,412 3,776,776 Commitments and contingencies CONDENSED CONSOLIDATED BALANCE SHEETS Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,268,478 and 237,897,163 shares issued and outstanding, respectively 2,383 2,379 Additional paid in capital 4,613,501 4,612,511 Cumulative net income 1,929,337 2,052,562 Cumulative distributions (4,031,177) (3,930,933) Total equity attributable to common shareholders 2,514,044 2,736,519 Noncontrolling interest: Total equity attributable to noncontrolling interest 127,662 140,531 Total equity 2,641,706 2,877,050 Total liabilities and equity $ 6,535,118 $ 6,653,826 9

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2020 2019 2020 2019 Revenues: Rental income $ 104,238 $ 148,011 $ 320,943 $ 459,349 Residents fees and services (1) 290,101 107,816 926,174 324,767 Total revenues 394,339 255,827 1,247,117 784,116 Expenses: Property operating expenses (1) 315,650 125,083 934,150 362,498 Depreciation and amortization 67,211 73,368 204,466 219,522 General and administrative 6,988 9,604 23,132 28,287 Acquisition and certain other transaction related costs 53 2,492 803 11,209 Impairment of assets 64,202 33,099 106,611 41,518 Total expenses 454,104 243,646 1,269,162 663,034 (Loss) gain on sale of properties (211) 4,183 2,403 21,893 Dividend income — — — 1,846 Gains and losses on equity securities, net 12,510 40 14,541 (41,476) Interest and other income 134 238 8,008 590 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,448, $1,421, $5,574 and $4,592, respectively) (58,091) (44,817) (143,715) (136,840) Gain on lease termination — — 22,896 — Loss on early extinguishment of debt — — (427) (17) Loss from continuing operations before income tax (expense) benefit and equity in earnings of an investee (105,423) (28,175) (118,339) (32,922) Income tax (expense) benefit (365) 146 (1,048) 47 Equity in earnings of an investee — 83 — 617 Net loss (105,788) (27,946) (119,387) (32,258) Net income attributable to noncontrolling interest (1,100) (1,444) (3,838) (4,279) Net loss attributable to common shareholders $ (106,888) $ (29,390) $ (123,225) $ (36,537) Weighted average common shares outstanding (basic) 237,752 237,608 237,707 237,585 Weighted average common shares outstanding (diluted) 237,752 237,608 237,707 237,585 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) Per common share data (basic and diluted): Net loss attributable to common shareholders $ (0.45) $ (0.12) $ (0.52) $ (0.15) (1) See footnote on following page. 10

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL DATA) DATA) (dollars in thousands) For the Three Months Ended For the Nine Months Ended September 30, September 30, 2020 2019 2020 2019 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.4% 0.4 % Straight line rent included in rental income $ 491 $ 1,186 $ 3,029 $ 3,550 Lease value amortization included in rental income $ 1,856 $ 1,842 $ 5,559 $ 4,922 Non-cash stock based compensation $ 502 $ 533 $ 1,166 $ 1,140 Non-cash amortization included in property operating expenses $ 199 $ 199 $ 597 $ 597 Non-cash amortization included in general and administrative expenses $ 744 $ 744 $ 2,231 $ 2,231 (1) Residents fees and services for the three and nine months ended September 30, 2020 is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL 11

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of September 30, 2020

	Coupon Rate	Interest Rate [1]	Principal Balance [2]	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
Unsecured $1,000,000 revolving credit facility [3]	2.550 %	2.550 %	$ —	1/15/2022	$ —	1.3
Unsecured term loan	2.750 %	2.750 %	200,000	9/28/2022	200,000	2.0
Weighted average rate / total unsecured floating rate debt	**2.750 %**	**2.750 %**	**$ 200,000**		**$ 200,000**	**2.0**
Unsecured Fixed Rate Debt: [4]						
Senior unsecured notes due 2021	6.750 %	7.000 %	$ 300,000	12/15/2021	$ 300,000	1.2
Senior unsecured notes due 2024	4.750 %	4.790 %	250,000	5/1/2024	250,000	3.6
Senior unsecured notes due 2025 [5]	9.750 %	9.750 %	1,000,000	6/15/2025	1,000,000	4.7
Senior unsecured notes due 2028	4.750 %	4.966 %	500,000	2/15/2028	500,000	7.4
Senior unsecured notes due 2042	5.625 %	5.625 %	350,000	8/1/2042	350,000	21.8
Senior unsecured notes due 2046	6.250 %	6.250 %	250,000	2/1/2046	250,000	25.4
Weighted average rate / total unsecured fixed rate debt	**7.120 %**	**7.193 %**	**$ 2,650,000**		**$ 2,650,000**	**8.9**
Weighted average rate / total unsecured debt	**6.814 %**	**6.881 %**	**$ 2,850,000**		**$ 2,850,000**	**8.4**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	6.280 %	5.170 %	$ 12,011	7/1/2022	$ 10,744	1.8
Mortgage - secured by 1 property	4.850 %	3.790 %	10,784	10/1/2022	10,287	2.0
Mortgage - secured by 2 properties	5.750 %	5.110 %	15,889	10/6/2022	15,182	2.0
Mortgage - secured by 1 property	6.640 %	4.920 %	15,752	6/1/2023	14,522	2.7
Finance leases - 2 properties	7.700 %	7.700 %	8,084	4/30/2026	155	5.6
Mortgages - secured by 1 property [6]	3.530 %	3.530 %	620,000	8/6/2026	620,000	5.9
Mortgage - secured by 1 property	4.444 %	4.444 %	10,526	7/1/2043	1,698	22.8
Weighted average rate / total secured fixed rate debt	**3.782 %**	**3.693 %**	**$ 693,046**		**$ 672,588**	**5.8**
Weighted average rate / total debt	**6.221 %**	**6.258 %**	**$ 3,543,046**		**$ 3,522,588**	**7.9**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2) The principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.

(3) Represents amount outstanding under our revolving credit facility. Interest rate is as of September 30, 2020 and excludes the 30 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year.

(4) Our senior unsecured notes due 2025 are guaranteed by all of our subsidiaries, except for our foreign subsidiaries and certain other excluded subsidiaries, and have a debt rating of Ba1 and BB+ from Moody's Investors Service, or Moody's, and S&P Global, or S&P, respectively. All our other senior unsecured notes have a debt rating of Ba2 and BB from Moody's and S&P, respectively.

(5) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at set redemption prices.

(6) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

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DEBT MATURITY SCHEDULE (dollars in thousands) As of September 30, 2020 $1,200,000 (1) $2,001 $1,000,000 $800,000 $8,299 DEBT MATURITY SCHEDULE $600,000 (1) $315 $1,000,000 $ (Thousands) $400,000 (1) $3,159 (1) $1,834 $620,904 $600,000 $500,000 $200,000 $39,067 $300,000 $250,000 (1) $200,000 (1) $752 $16,413 $302 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 Thereafter (2) (3) Unsecured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt (1) Represents Secured Fixed Rate Debt payments. (2) Represents amount outstanding under our $200,000 unsecured term loan as of September 30, 2020. Our $1,000,000 revolving credit facility also matures in 2022; we had no outstanding borrowings under this facility as of September 30, 2020. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date of our revolving credit facility by one year to January 2023. (3) Includes $8,084 of finance lease obligations due through April 2026. 13

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Leverage Ratios:					
Net debt / total gross assets	42.3 %	41.9 %	42.2 %	42.5 %	42.4 %
Net debt / gross book value of real estate assets	42.0 %	41.6 %	41.8 %	41.5 %	41.8 %
Secured debt / total assets	10.6 %	10.5 %	10.4 %	10.5 %	10.1 %
Variable rate debt / net debt	5.8 %	5.8 %	29.5 %	28.2 %	31.3 %
Coverage Ratios:					
Net debt / annualized Adjusted EBITDA*re*	10.9 x	7.9 x	7.4 x	7.3 x	7.4 x
Adjusted EBITDA*re* / interest expense	1.4 x	2.5 x	2.8 x	2.8 x	2.7 x

	As of and For the Trailing Twelve Months Ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Public Debt Covenants:					
Total debt / adjusted total assets - allowable maximum 60.0%	42.4 %	42.1 %	42.4 %	42.4 %	42.6 %
Secured debt / adjusted total assets - allowable maximum 40.0%	8.3 %	8.2 %	8.2 %	8.4 %	8.1 %
Total unencumbered assets / unsecured debt - required minimum 150.0%	247.0 %	249.3 %	247.0 %	247.4 %	245.0 %
Consolidated income available for debt service / debt service - required minimum 1.50x	2.31 x	2.76 x	2.86 x	2.90 x	3.14 x

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SUMMARY OF CAPITAL EXPENDITURES

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Office Portfolio lease related costs	$ 4,411	$ 3,918	$ 4,964	$ 9,631	$ 4,622
Office Portfolio building improvements	4,990	3,708	2,665	7,502	5,673
SHOP fixed assets and capital improvements [(1)]	15,988	8,505	12,918	5,400	4,997
Recurring capital expenditures [(2)]	$ 25,389	$ 16,131	$ 20,547	$ 22,533	$ 15,292
Office Portfolio avg. sq. ft. during period	11,621	11,693	11,798	12,029	12,276
SHOP avg. units managed for our account during period [(1)]	28,290	28,654	28,987	10,253	10,126
Office Portfolio building improvements per avg. sq. ft. during period	$ 0.43	$ 0.32	$ 0.23	$ 0.62	$ 0.46
SHOP fixed assets and capital improvements per avg. unit during period [(1)]	$ 565	$ 297	$ 446	$ 527	$ 493
Development, redevelopment and other activities - Office Portfolio	$ 14,832	$ 14,941	$ 8,214	$ 7,199	$ 8,220
Development, redevelopment and other activities - SHOP	4,927	6,570	8,429	21,091	18,701
Total development, redevelopment and other activities [(2)]	$ 19,759	$ 21,511	$ 16,643	$ 28,290	$ 26,921

(1) Data for the 2020 periods include all senior living communities in our SHOP segment. Prior periods exclude properties leased during those periods. Pursuant to the restructuring of our business arrangements with Five Star, or the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with new management and related agreements, or the New Management Agreements, for all of our senior living communities operated by Five Star.

(2) From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in the table above.

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OFFICE PORTFOLIO REDEVELOPMENT INFORMATION AS OF SEPTEMBER 30, 2020 (dollars in millions) Total Costs Estimated Incurred as Square Project of September Project Location Type of Property Feet (1) Costs (2) 30, 2020 Estimated Completion (3) 1145 19th Street NW Washington, D.C. Medical Office 139,748 $ 26.1 $ 26.1 Substantially Complete Muse at Torrey Pines San Diego, CA Life Science 185,978 $ 113.6 $ 38.4 Q4 2020 4 Maguire Road Lexington, MA Life Science 53,905 $ 19.2 $ 0.6 Q4 2021 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.4 $ 0.2 Q2 2021 Rendering of Muse at Torrey Pines 1145 19th Street NW, Washington, D.C. (1) Represents estimated square footage upon project completion. (2) Project costs may include leasing capital up to stabilization. (3) Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. 16 OFFICE PORTFOLIO REDEVELOPMENT INFORMATION AS OF SEPTEMBER 30, 2020

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 (dollars in thousands) Acquisitions: We have not acquired any properties since January 1, 2020. Dispositions: (1) Date Sold Location Type of Property Number of Buildings Gross Sales Price 1/27/2020 Various, LA Medical Office 6 $ 5,925 2/25/2020 Horsham, PA Medical Office 1 2,900 3/18/2020 Austin, TX Medical Office 1 8,779 4/1/2020 Various, CA Senior Living 3 47,000 6/10/2020 Columbia, SC Medical Office 1 3,550 7/8/2020 Victoria, TX Medical Office 1 2,072 7/13/2020 Wallingford, CT Medical Office 1 625 8/1/2020 Various, MS Senior Living 2 2,500 9/22/2020 Hattiesburg, MS Medical Office 1 7,250 10/22/2020 Various Senior Living 3 46,000 11/1/2020 North Platte, NE Senior Living 1 3,000 Total Dispositions 21 $ 129,601 (1) As of November 2, 2020, we have 21 properties under agreements to sell for an aggregate sales price of approximately $167,392, excluding closing costs. These sales are subject to various conditions; as a result, these sales may not occur, they may be delayed or their terms may change. PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 17

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

(amounts in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 104,238	$ 106,207	$ 110,498	$ 147,209	$ 148,011	$ 320,943	$ 459,349
Residents fees and services (1)	290,101	304,104	331,969	108,830	107,816	926,174	324,767
Total revenues	394,339	410,311	442,467	256,039	255,827	1,247,117	784,116
Property operating expenses (1)	(315,650)	(301,915)	(316,585)	(126,572)	(125,083)	(934,150)	(362,498)
NOI	78,689	108,396	125,882	129,467	130,744	312,967	421,618
Non-cash straight line rent adjustments	(491)	(1,385)	(1,153)	(958)	(1,186)	(3,029)	(3,550)
Lease value amortization	(1,856)	(1,830)	(1,873)	(1,869)	(1,842)	(5,559)	(4,922)
Non-cash amortization included in property operating expenses	(199)	(199)	(199)	(200)	(199)	(597)	(597)
Cash Basis NOI	$ 76,143	$ 104,982	$ 122,657	$ 126,440	$ 127,517	$ 303,782	$ 412,549
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:							
Net (loss) income	$ (105,788)	$ (24,742)	$ 11,143	$ (50,620)	$ (27,946)	$ (119,387)	$ (32,258)
Equity in losses (earnings) of an investee	—	—	—	217	(83)	—	(617)
Income tax expense (benefit)	365	1,126	(443)	483	(146)	1,048	(47)
Loss on early extinguishment of debt	—	181	246	27	—	427	17
Gain on lease termination	—	—	(22,896)	—	—	(22,896)	—
Interest expense	58,091	43,974	41,650	43,272	44,817	143,715	136,840
Interest and other income	(134)	(7,736)	(138)	(351)	(238)	(8,008)	(590)
(Gains) losses on equity investments, net	(12,510)	(11,974)	9,943	422	(40)	(14,541)	41,476
Dividend income	—	—	—	—	—	—	(1,846)
Loss (gain) on sale of properties	211	168	(2,782)	(17,803)	(4,183)	(2,403)	(21,893)
Impairment of assets	64,202	31,175	11,234	73,683	33,099	106,611	41,518
Acquisition and certain other transaction related costs	53	87	663	1,893	2,492	803	11,209
General and administrative	6,988	7,312	8,832	8,741	9,604	23,132	28,287
Depreciation and amortization	67,211	68,825	68,430	69,503	73,368	204,466	219,522
NOI	78,689	108,396	125,882	129,467	130,744	312,967	421,618
Non-cash straight line rent adjustments	(491)	(1,385)	(1,153)	(958)	(1,186)	(3,029)	(3,550)
Lease value amortization	(1,856)	(1,830)	(1,873)	(1,869)	(1,842)	(5,559)	(4,922)
Non-cash amortization included in property operating expenses	(199)	(199)	(199)	(200)	(199)	(597)	(597)
Cash Basis NOI	$ 76,143	$ 104,982	$ 122,657	$ 126,440	$ 127,517	$ 303,782	$ 412,549

(1) Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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18

NOI AND CASH BASIS NOI

NOI AND CASH BASIS NOI

(dollars in thousands)

	For the Three Months Ended			For the Nine Months Ended		
	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change
NOI:						
Life Science	$ 32,577	$ 35,565	(8.4)%	$ 100,862	$ 111,240	(9.3)%
Medical Office	28,210	30,261	(6.8)%	90,606	97,490	(7.1)%
Total Office Portfolio	60,787	65,826	(7.7)%	191,468	208,730	(8.3)%
SHOP (1)	7,899	49,655	(84.1)%	89,071	166,606	(46.5)%
Non-Segment	10,003	15,263	(34.5)%	32,428	46,282	(29.9)%
Total	$ 78,689	$ 130,744	(39.8)%	$ 312,967	$ 421,618	(25.8)%
Cash Basis NOI:						
Life Science	$ 30,117	$ 32,804	(8.2)%	$ 92,996	$ 104,175	(10.7)%
Medical Office	28,233	29,993	(5.9)%	89,664	96,051	(6.6)%
Total Office Portfolio	58,350	62,797	(7.1)%	182,660	200,226	(8.8)%
SHOP (1)	7,899	49,655	(84.1)%	89,071	166,606	(46.5)%
Non-Segment	9,894	15,065	(34.3)%	32,051	45,717	(29.9)%
Total	$ 76,143	$ 127,517	(40.3)%	$ 303,782	$ 412,549	(26.4)%

(1) Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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19

SAME PROPERTY NOI AND CASH BASIS NOI

SAME PROPERTY NOI AND CASH BASIS NOI

(dollars in thousands)

	For the Three Months Ended			For the Nine Months Ended		
	9/30/2020	9/30/2019	% Change	9/30/2020	9/30/2019	% Change
NOI:						
Life Science	$ 30,463	$ 31,209	(2.4)%	$ 93,129	$ 93,664	(0.6)%
Medical Office	27,856	29,415	(5.3)%	88,816	91,471	(2.9)%
Total Office Portfolio	58,319	60,624	(3.8)%	181,945	185,135	(1.7)%
SHOP (1)	14,210	48,417	(70.7)%	100,919	159,532	(36.7)%
Non-Segment	9,044	10,788	(16.2)%	29,549	32,390	(8.8)%
Total	$ 81,573	$ 119,829	(31.9)%	$ 312,413	$ 377,057	(17.1)%
Cash Basis NOI:						
Life Science	$ 28,348	$ 28,793	(1.5)%	$ 86,227	$ 86,377	(0.2)%
Medical Office	27,861	29,121	(4.3)%	87,819	89,743	(2.1)%
Total Office Portfolio	56,209	57,914	(2.9)%	174,046	176,120	(1.2)%
SHOP (1)	14,210	48,417	(70.7)%	100,919	159,532	(36.7)%
Non-Segment	8,918	10,594	(15.8)%	29,122	31,834	(8.5)%
Total	$ 79,337	$ 116,925	(32.1)%	$ 304,087	$ 367,486	(17.3)%

(1) Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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20

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

(dollars in thousands)

	For the Three Months Ended September 30, 2020				For the Three Months Ended September 30, 2019			
Calculation of NOI and Cash Basis NOI:	Office Portfolio	SHOP (1)	Non-Segment	Total	Office Portfolio	SHOP	Non-Segment	Total
Rental income / residents fees and services	$ 94,235	$ 290,101	$ 10,003	$ 394,339	$ 100,010	$ 140,554	$ 15,263	$ 255,827
Property operating expenses	(33,448)	(282,202)	—	(315,650)	(34,184)	(90,899)	—	(125,083)
NOI	$ 60,787	$ 7,899	$ 10,003	$ 78,689	$ 65,826	$ 49,655	$ 15,263	$ 130,744
NOI change	(7.7)%	(84.1)%	(34.5)%	(39.8)%				
NOI	$ 60,787	$ 7,899	$ 10,003	$ 78,689	$ 65,826	$ 49,655	$ 15,263	$ 130,744
Less:								
Non-cash straight line rent adjustments	438	—	53	491	1,043	—	143	1,186
Lease value amortization	1,800	—	56	1,856	1,787	—	55	1,842
Non-cash amortization included in property operating expenses	199	—	—	199	199	—	—	199
Cash Basis NOI	$ 58,350	$ 7,899	$ 9,894	$ 76,143	$ 62,797	$ 49,655	$ 15,065	$ 127,517
Cash Basis NOI change	(7.1)%	(84.1)%	(34.3)%	(40.3)%				
Reconciliation of NOI to Same Property NOI:								
NOI	$ 60,787	$ 7,899	$ 10,003	$ 78,689	$ 65,826	$ 49,655	$ 15,263	$ 130,744
Less:								
NOI not included in same property	2,468	(6,311)	959	(2,884)	5,202	1,238	4,475	10,915
Same property NOI	$ 58,319	$ 14,210	$ 9,044	$ 81,573	$ 60,624	$ 48,417	$ 10,788	$ 119,829
Same property NOI change	(3.8)%	(70.7)%	(16.2)%	(31.9)%				
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:								
Same property NOI	$ 58,319	$ 14,210	$ 9,044	$ 81,573	$ 60,624	$ 48,417	$ 10,788	$ 119,829
Less:								
Non-cash straight line rent adjustments	122	—	70	192	728	—	139	867
Lease value amortization	1,800	—	56	1,856	1,799	—	55	1,854
Non-cash amortization included in property operating expenses	188	—	—	188	183	—	—	183
Same property cash basis NOI	$ 56,209	$ 14,210	$ 8,918	$ 79,337	$ 57,914	$ 48,417	$ 10,594	$ 116,925
Same property cash basis NOI change	(2.9)%	(70.7)%	(15.8)%	(32.1)%				

(1) Residents fees and services for the three months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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21

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

(dollars in thousands)

	For the Nine Months Ended September 30, 2020				For the Nine Months Ended September 30, 2019			
Calculation of NOI and Cash Basis NOI:	Office Portfolio	SHOP [(1)]	Non-Segment	Total	Office Portfolio	SHOP	Non-Segment	Total
Rental income / residents fees and services	$ 288,515	$ 926,174	$ 32,428	$ 1,247,117	$ 307,616	$ 430,218	$ 46,282	$ 784,116
Property operating expenses	(97,047)	(837,103)	—	(934,150)	(98,886)	(263,612)	—	(362,498)
NOI	$ 191,468	$ 89,071	$ 32,428	$ 312,967	$ 208,730	$ 166,606	$ 46,282	$ 421,618
NOI change	(8.3)%	(46.5)%	(29.9)%	(25.8)%				
NOI	$ 191,468	$ 89,071	$ 32,428	$ 312,967	$ 208,730	$ 166,606	$ 46,282	$ 421,618
Less:								
Non-cash straight line rent adjustments	2,818	—	211	3,029	3,151	—	399	3,550
Lease value amortization	5,393	—	166	5,559	4,756	—	166	4,922
Non-cash amortization included in property operating expenses	597	—	—	597	597	—	—	597
Cash Basis NOI	$ 182,660	$ 89,071	$ 32,051	$ 303,782	$ 200,226	$ 166,606	$ 45,717	$ 412,549
Cash Basis NOI change	(8.8)%	(46.5)%	(29.9)%	(26.4)%				
Reconciliation of NOI to Same Property NOI:								
NOI	$ 191,468	$ 89,071	$ 32,428	$ 312,967	$ 208,730	$ 166,606	$ 46,282	$ 421,618
Less:								
NOI not included in same property	9,523	(11,848)	2,879	554	23,595	7,074	13,892	44,561
Same property NOI	$ 181,945	$ 100,919	$ 29,549	$ 312,413	$ 185,135	$ 159,532	$ 32,390	$ 377,057
Same property NOI change	(1.7)%	(36.7)%	(8.8)%	(17.1)%				
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:								
Same property NOI	$ 181,945	$ 100,919	$ 29,549	$ 312,413	$ 185,135	$ 159,532	$ 32,390	$ 377,057
Less:								
Non-cash straight line rent adjustments	1,944	—	261	2,205	3,332	—	390	3,722
Lease value amortization	5,393	—	166	5,559	5,143	—	166	5,309
Non-cash amortization included in property operating expenses	562	—	—	562	540	—	—	540
Same property cash basis NOI	$ 174,046	$ 100,919	$ 29,122	$ 304,087	$ 176,120	$ 159,532	$ 31,834	$ 367,486
Same property cash basis NOI change	(1.2)%	(36.7)%	(8.5)%	(17.3)%				

(1) Residents fees and services for the nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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22

CALCULATION AND RECONCILIATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

(amounts in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Net (loss) income	$ (105,788)	$ (24,742)	$ 11,143	$ (50,620)	$ (27,946)	$ (119,387)	$ (32,258)
Interest expense	58,091	43,974	41,650	43,272	44,817	143,715	136,840
Income tax expense (benefit)	365	1,126	(443)	483	(146)	1,048	(47)
Depreciation and amortization	67,211	68,825	68,430	69,503	73,368	204,466	219,522
EBITDA	19,879	89,183	120,780	62,638	90,093	229,842	324,057
Loss (gain) on sale of properties	211	168	(2,782)	(17,803)	(4,183)	(2,403)	(21,893)
Impairment of assets	64,202	31,175	11,234	73,683	33,099	106,611	41,518
EBITDA*re*	84,292	120,526	129,232	118,518	119,009	334,050	343,682
General and administrative expense paid in common shares	502	415	249	248	533	1,166	1,140
Acquisition and certain other transaction related costs	53	87	663	1,893	2,492	803	11,209
Gain on lease termination	—	—	(22,896)	—	—	(22,896)	—
Loss on early extinguishment of debt	—	181	246	27	—	427	17
Costs and payment obligations related to compliance assessment at one of our senior living communities (1)	6,172	—	—	—	—	6,172	—
(Gains) losses on equity securities, net	(12,510)	(11,974)	9,943	422	(40)	(14,541)	41,476
Adjusted EBITDA*re*	$ 78,509	$ 109,235	$ 117,437	$ 121,108	$ 121,994	$ 305,181	$ 397,524

(1) Costs and payment obligations related to compliance assessment at one of DHC's senior living communities consist of residents fees and services as well as property operating expenses. Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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23

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Net (loss) income attributable to common shareholders	$ (106,888)	$ (26,072)	$ 9,735	$ (51,697)	$ (29,390)	$ (123,225)	$ (36,537)
Depreciation and amortization	67,211	68,825	68,430	69,503	73,368	204,466	219,522
Loss (gain) on sale of properties	211	168	(2,782)	(17,803)	(4,183)	(2,403)	(21,893)
Impairment of assets	64,202	31,175	11,234	73,683	33,099	106,611	41,518
(Gains) losses on equity securities, net	(12,510)	(11,974)	9,943	422	(40)	(14,541)	41,476
FFO adjustments attributable to noncontrolling interest	(5,275)	(5,275)	(5,275)	(5,276)	(5,277)	(15,825)	(15,871)
FFO attributable to common shareholders	6,951	56,847	91,285	68,832	67,577	155,083	228,215
Acquisition and certain other transaction related costs	53	87	663	1,893	2,492	803	11,209
Costs and payment obligations related to compliance assessment at one of our senior living communities (1)	6,172	—	—	—	—	6,172	—
Gain on lease termination	—	—	(22,896)	—	—	(22,896)	—
Loss on early extinguishment of debt	—	181	246	27	—	427	17
Normalized FFO attributable to common shareholders	$ 13,176	$ 57,115	$ 69,298	$ 70,752	$ 70,069	$ 139,589	$ 239,441
Weighted average common shares outstanding (basic)	237,752	237,700	237,669	237,659	237,608	237,707	237,585
Weighted average common shares outstanding (diluted)	237,752	237,700	237,669	237,659	237,608	237,707	237,585
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.45)	$ (0.11)	$ 0.04	$ (0.22)	$ (0.12)	$ (0.52)	$ (0.15)
FFO attributable to common shareholders	$ 0.03	$ 0.24	$ 0.38	$ 0.29	$ 0.28	$ 0.65	$ 0.96
Normalized FFO attributable to common shareholders	$ 0.06	$ 0.24	$ 0.29	$ 0.30	$ 0.29	$ 0.59	$ 1.01

(1) Costs and payment obligations related to compliance assessment at one of DHC's senior living communities consist of residents fees and services as well as property operating expenses. Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

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24

25 25

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE (1) (2) Geographic Diversification Property Type (based on Gross Book Value of Real Estate Assets as of September 30, 2020) (based on Q3 2020 NOI) NC: 4% IL:3% WI: 4% VA: 3% MD: 4% GA: 5% Life Science: 41% Medical Office: 36% TX: 8% 27 Other States + D.C.: 34% FL: 9% CA: 10% Independent MA: 16% Living: 17% Wellness Centers: 4% SNFs: <1% Assisted Living: 1% (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. 26 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

(dollars in thousands, except investment per unit or square foot)
As of September 30, 2020

	Number of Properties	Square Feet or Number of Units		Gross Book Value of Real Estate Assets (1)	% of Total Gross Book Value of Real Estate Assets	Investment Per Square Foot or Unit (2)	Q3 2020 Revenues (3)	% of Q3 2020 Total Revenues	Q3 2020 NOI (3)	% of Q3 2020 Total NOI
Life science	34	4,553,945		$ 1,915,498	23.3 %	$ 421	$ 44,697	11.3 %	$ 32,577	41.4 %
Medical office	92	7,018,558		1,833,962	22.2 %	$ 261	49,538	12.6 %	28,210	35.8 %
Subtotal Office Portfolio (4)	126	11,572,503	sq. ft.	3,749,460	45.5 %	$ 324	94,235	23.9 %	60,787	77.2 %
SHOP (5)(6)	239	28,232	units	4,014,777	48.7 %	$ 142,207	290,101	73.6 %	7,899	10.0 %
Other triple net leased senior living communities	32	2,605	units	296,337	3.6 %	$ 113,757	7,114	1.8 %	7,114	9.0 %
Wellness centers	10	812,000	sq. ft.	178,110	2.2 %	$ 219	2,889	0.7 %	2,889	3.8 %
Total	407			$ 8,238,684	100.0 %		$ 394,339	100.0 %	$ 78,689	100.0 %

(1) Includes 22 properties with gross book value of real estate assets of $172,126, which are classified as held for sale in our condensed consolidated balance sheet as of September 30, 2020.
(2) Represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at September 30, 2020.
(3) Includes $551 of revenues and $(215) of NOI from properties that we sold and $19,434 of revenues and $904 of NOI from properties classified as held for sale in our condensed consolidated balance sheet as of September 30, 2020.
(4) Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.
(5) Includes 920 units for communities scheduled for closure and/or sale.
(6) Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

DIVERSIFIED HEALTHCARE TRUST
27

OCCUPANCY

OCCUPANCY

	As of and For the Twelve Months Ended [1]				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Life science	93.7 %	94.3 %	94.2 %	94.5 %	97.9 %
Medical office	91.0 %	91.6 %	91.0 %	90.9 %	89.1 %
Weighted average occupancy Office Portfolio [2]	92.0 %	92.6 %	92.2 %	92.3 %	92.5 %
SHOP [3]	82.7 %	84.1 %	84.4 %	84.6 %	84.0 %
Other triple net leased senior living communities [4]	85.4 %	86.8 %	87.3 %	87.8 %	87.2 %

(1) Operating data for the multi-tenant office portfolio is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. Excludes data for our wellness centers.

(2) Life science and medical office occupancy data is as of quarter end and includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Office Portfolio weighted average occupancy by square feet as of September 30, 2020 was 91.3%.

(3) Includes senior living communities we owned and that were operated by Five Star during the periods presented, including 10 communities scheduled for closure and/or sale. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through September 30, 2020, was 80.0%. Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

(4) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

DIVERSIFIED HEALTHCARE TRUST

28

SAME PROPERTY OCCUPANCY

SAME PROPERTY OCCUPANCY [1]

	As of and For the Twelve Months Ended [2]				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Life science	97.6 %	97.6 %	97.6 %	97.6 %	97.5 %
Medical office	91.2 %	91.8 %	91.7 %	91.5 %	92.1 %
Weighted average occupancy Office Portfolio [3]	93.6 %	93.9 %	93.8 %	93.7 %	94.1 %
SHOP [4]	83.6 %	85.0 %	85.5 %	85.7 %	85.6 %
Other triple net leased senior living communities	85.4 %	86.8 %	87.3 %	87.8 %	87.2 %

(1) Same property occupancy includes those properties classified as same property for the three months ended September 30, 2020 for all periods presented.

(2) Operating data for the same property multi-tenant office portfolio is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. Excludes data for our wellness centers.

(3) Life science and medical office same property occupancy data is as of quarter end and includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy. Office Portfolio weighted average same property occupancy by square feet as of September 30, 2020 was 93.3%.

(4) Same property occupancy for the 12 month period ended or, if shorter, from the date of acquisition through September 30, 2020, was 81.3%. Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

DIVERSIFIED HEALTHCARE TRUST

29

UNIT COUNT AND RENT COVERAGE

UNIT COUNT AND RENT COVERAGE

SHOP Unit Count as of September 30, 2020 [(1)]:



Assisted Living units: 11,141: 39%
Independent Living and Active Adult units: 10,497: 37%
Memory Care units: 3,197: 12%
SNF units: 3,397: 12%

Rent Coverage [(2)]:

	As of and For the Twelve Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Other triple net leased senior living communities	1.63 x	1.66 x	1.69 x	1.71 x	1.76 x
Wellness centers [(3)]	1.59 x	2.15 x	2.29 x	2.29 x	2.36 x
Total	1.62 x	1.81 x	1.87 x	1.88 x	1.94 x

(1) Unit count is by the type of living units at our senior living communities within our SHOP segment.
(2) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented.
(3) Excludes rent coverage for a tenant of six wellness centers that is in default under the applicable leases with us.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

DIVERSIFIED HEALTHCARE TRUST

30

OFFICE PORTFOLIO AND SAME PROPERTY - RESULTS OF OPERATIONS
(THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019)

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended September 30, 2020			As of and For the Three Months Ended September 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	34	92	126	35	105	140
Square Feet [1]	4,554	7,019	11,573	4,737	7,442	12,179
Occupancy [2]	91.3 %	91.2 %	91.3 %	94.5 %	90.9 %	92.3 %
Rental Income	$ 44,697	$ 49,538	$ 94,235	$ 47,826	$ 52,184	$ 100,010
NOI	$ 32,577	$ 28,210	$ 60,787	$ 35,565	$ 30,261	$ 65,826
Cash Basis NOI	$ 30,117	$ 28,233	$ 58,350	$ 32,804	$ 29,993	$ 62,797
NOI Margin %	72.9 %	56.9 %	64.5 %	74.4 %	58.0 %	65.8 %
Cash Basis NOI Margin %	71.2 %	56.8 %	63.4 %	72.6 %	57.7 %	64.6 %
NOI % Change	(8.4)%	(6.8)%	(7.7)%			
Cash Basis NOI % Change	(8.2)%	(5.9)%	(7.1)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended September 30, 2020			As of and For the Three Months Ended September 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	27	89	116	27	89	116
Square Feet [1]	4,034	6,889	10,923	4,034	6,889	10,923
Occupancy [3]	96.9 %	91.1 %	93.3 %	97.6 %	91.5 %	93.7 %
Rental Income	$ 42,005	$ 48,731	$ 90,736	$ 42,685	$ 49,903	$ 92,588
NOI	$ 30,463	$ 27,856	$ 58,319	$ 31,209	$ 29,415	$ 60,624
Cash Basis NOI	$ 28,348	$ 27,861	$ 56,209	$ 28,793	$ 29,121	$ 57,914
NOI Margin %	72.5 %	57.2 %	64.3 %	73.1 %	58.9 %	65.5 %
Cash Basis NOI Margin %	70.9 %	57.0 %	63.3 %	71.4 %	58.6 %	64.3 %
NOI % Change	(2.4)%	(5.3)%	(3.8)%			
Cash Basis NOI % Change	(1.5)%	(4.3)%	(2.9)%			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

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31

OFFICE PORTFOLIO AND SAME PROPERTY - RESULTS OF OPERATIONS
(NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019)

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Nine Months Ended September 30, 2020			As of and For the Nine Months Ended September 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	34	92	126	35	105	140
Square Feet (1)	4,554	7,019	11,573	4,737	7,442	12,179
Occupancy (2)	91.3 %	91.2 %	91.3 %	94.5 %	90.9 %	92.3 %
Rental Income	$ 136,702	$ 151,813	$ 288,515	$ 147,152	$ 160,464	$ 307,616
NOI	$ 100,862	$ 90,606	$ 191,468	$ 111,240	$ 97,490	$ 208,730
Cash Basis NOI	$ 92,996	$ 89,664	$ 182,660	$ 104,175	$ 96,051	$ 200,226
NOI Margin %	73.8 %	59.7 %	66.4 %	75.6 %	60.8 %	67.9 %
Cash Basis NOI Margin %	72.0 %	59.3 %	65.2 %	74.2 %	60.3 %	66.8 %
NOI % Change	(9.3)%	(7.1)%	(8.3)%			
Cash Basis NOI % Change	(10.7)%	(6.6)%	(8.8)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Nine Months Ended September 30, 2020			As of and For the Nine Months Ended September 30, 2019		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	27	89	116	27	89	116
Square Feet (1)	4,034	6,889	10,923	4,034	6,889	10,923
Occupancy (3)	96.9 %	91.1 %	93.3 %	97.6 %	91.5 %	93.7 %
Rental Income	$ 127,169	$ 148,149	$ 275,318	$ 126,540	$ 150,623	$ 277,163
NOI	$ 93,129	$ 88,816	$ 181,945	$ 93,664	$ 91,471	$ 185,135
Cash Basis NOI	$ 86,227	$ 87,819	$ 174,046	$ 86,377	$ 89,743	$ 176,120
NOI Margin %	73.2 %	60.0 %	66.1 %	74.0 %	60.7 %	66.8 %
Cash Basis NOI Margin %	71.6 %	59.5 %	64.9 %	72.3 %	60.1 %	65.5 %
NOI % Change	(0.6)%	(2.9)%	(1.7)%			
Cash Basis NOI % Change	(0.2)%	(2.1)%	(1.2)%			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

DIVERSIFIED HEALTHCARE TRUST
32

SHOP SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

SHOP SEGMENT - RESULTS OF OPERATIONS [1]

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended September 30, 2020	As of and For the Three Months Ended September 30, 2019	As of and For the Nine Months Ended September 30, 2020	As of and For the Nine Months Ended September 30, 2019
Number of Properties [2]	239	243	239	243
Number of Units [2]	28,232	28,844	28,232	28,844
Occupancy [2]	75.2 %	86.0 %	78.9 %	84.8 %
Average Monthly Rate [2]	$ 4,508	$ 4,549	$ 4,526	$ 4,635
Average Monthly Rate % Change	(0.9)%		(2.4)%	
Residents Fees and Services	$ 290,101	$ 107,816	$ 926,174	$ 324,767
Rental Income	—	32,738	—	105,451
Property Operating Expenses	(282,202)	(90,899)	(837,103)	(263,612)
NOI	$ 7,899	$ 49,655	$ 89,071	$ 166,606
NOI Margin %	2.7 %	35.3 %	9.6 %	38.7 %
NOI % Change	(84.1)%		(46.5)%	

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS [1]

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended September 30, 2020	As of and For the Three Months Ended September 30, 2019	As of and For the Nine Months Ended September 30, 2020	As of and For the Nine Months Ended September 30, 2019
Number of Properties	214	214	213	213
Number of Units	25,656	25,656	25,338	25,338
Occupancy	76.3 %	85.4 %	80.3 %	85.7 %
Average Monthly Rate	$ 4,515	$ 4,508	$ 4,546	$ 4,584
Average Monthly Rate % Change	0.2 %		(0.8)%	
Residents Fees and Services	$ 267,141	$ 101,223	$ 840,499	$ 299,013
Rental Income	—	31,376	—	99,296
Property Operating Expenses	(252,931)	(84,182)	(739,580)	(238,777)
NOI	$ 14,210	$ 48,417	$ 100,919	$ 159,532
NOI Margin %	5.3 %	36.5 %	12.0 %	40.1 %
NOI % Change	(70.7)%		(36.7)%	

(1) Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

(2) Includes all senior living communities operated by Five Star during the periods presented, including 10 communities scheduled for closure and/or sale. Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements.

Please refer to the tables on page 38 for pro forma resident fees and services and pro forma EBITDARM in our SHOP segment, which treat the senior living communities in our SHOP segment as if they had been managed for our account throughout all periods presented to assist in understanding community level operating results.

DIVERSIFIED HEALTHCARE TRUST

33

OFFICE PORTFOLIO LEASING SUMMARY

OFFICE PORTFOLIO LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Buildings	126	129	130	138	140
Total sq. ft. (1)	11,573	11,668	11,718	11,878	12,179
Occupancy (2)	91.3 %	92.0 %	92.6 %	92.2 %	92.3 %
Leasing Activity (sq. ft.):					
New leases	67	8	73	126	54
Renewals	135	52	229	268	260
Total	202	60	302	394	314
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 42.62	$ 36.78	$ 39.52	$ 26.77	$ 30.07
Renewals	$ 28.58	$ 37.83	$ 10.15	$ 28.58	$ 24.50
Average net annual rent	$ 33.21	$ 37.70	$ 17.26	$ 28.00	$ 25.45
Leasing Costs and Concession Commitments (3):					
New leases	$ 3,632	$ 379	$ 5,805	$ 7,486	$ 3,205
Renewals	1,331	343	1,380	5,548	4,416
Total	$ 4,963	$ 722	$ 7,185	$ 13,034	$ 7,621
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 54.57	$ 50.17	$ 79.33	$ 59.17	$ 59.87
Renewals	$ 9.85	$ 6.62	$ 6.02	$ 20.76	$ 16.97
All new and renewed leases	$ 24.60	$ 12.16	$ 23.77	$ 33.10	$ 24.29
Weighted Average Lease Term (years) (4):					
New leases	8.8	7.2	9.4	9.6	7.8
Renewals	5.7	5.8	5.7	8.8	5.7
All new and renewed leases	7.0	6.0	7.7	9.0	6.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 6.20	$ 7.01	$ 8.48	$ 6.14	$ 7.69
Renewals	$ 1.73	$ 1.13	$ 1.05	$ 2.36	$ 2.98
All new and renewed leases	$ 3.51	$ 2.02	$ 3.07	$ 3.66	$ 3.97

(1) Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of September 30, 2020.

The above leasing summary is based on leases entered into during the periods indicated.

DIVERSIFIED HEALTHCARE TRUST

34

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

(dollars in thousands)

As of September 30, 2020

	Tenant	Facility Type		Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Vertex Pharmaceuticals Inc. (1)	Life science	$	97,340	21.4 %	2028
2	Advocate Aurora Health	Medical office		16,896	3.7 %	2024
3	Cedars-Sinai Medical Center	Medical office		16,308	3.6 %	2020 - 2032
4	Life Time Athletic (2)	Wellness center		10,550	2.3 %	2028
5	Brookdale Senior Living, Inc.	Senior living		9,727	2.1 %	2032
6	Ology Bioservices, Inc.	Life science		8,324	1.8 %	2041
7	Starmark Holdings, LLC (3)	Wellness center		7,929	1.7 %	2023
8	HCA Holdings Inc.	Medical office		7,305	1.6 %	2020 - 2029
9	Medtronic, Inc.	Medical office		7,043	1.5 %	2020 - 2022
10	IQVIA Holdings Inc.	Life science		5,316	1.2 %	2023
	All Other Tenants (4)			268,979	59.1 %	2020 - 2035
	Total Tenants		$	455,717	100.0 %	

(1) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(2) As a result of the COVID-19 pandemic and the resulting suspension of operations at these wellness centers, we have entered into an agreement with Life Time Athletic to defer $2,750 of rent payments due to us. Life Time Athletic is obligated to pay the deferred rent amount in 12 equal monthly installments which commenced in September 2020. In October 2020, this lease was amended to extend the term through August 2040.

(3) Includes annualized rental income from our leases with Starmark Holdings, LLC for six wellness centers. As of September 30, 2020, the applicable tenant was in default on its obligations to us under the applicable leases.

(4) Includes NOI for the three months ended September 30, 2020, annualized, from senior living communities in our SHOP segment.

DIVERSIFIED HEALTHCARE TRUST

35

OFFICE PORTFOLIO LEASE EXPIRATION SCHEDULE (dollars in thousands) As of September 30, 2020 Office Portfolio Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Percent of Total Annualized Annualized Rental Income Year Income (1) Rental Income Expiring Expiring 2020 $ 14,246 3.8% 3.8% 2021 29,212 7.8% 11.6% 2022 34,122 9.1% 20.7% 2023 20,856 5.6% 26.3% 2024 50,093 13.4% 39.7% 2025 26,687 7.1% 46.8% 2026 21,774 5.8% 52.6% 2027 11,826 3.2% 55.8% 2028 115,003 30.7% 86.5% 2029 and thereafter 50,919 13.5% 100.0 % Total $ 374,738 100.0 % Average remaining lease term for our office portfolio (weighted by annualized rental income): 6.0 years Office Portfolio Square Feet with Leases Expiring Percent of Total Square Cumulative Percentage of Year Square Feet (1) Feet Expiring Total Square Feet Expiring 2020 385,486 3.6% 3.6% 2021 855,884 8.1% 11.7% 2022 1,143,413 10.8% 22.5% 2023 1,068,905 10.1% 32.6% 2024 1,831,904 17.3% 49.9% 2025 1,201,443 11.4% 61.3% 2026 718,298 6.8% 68.1 % OFFICE PORTFOLIO LEASE EXPIRATION SCHEDULE 2027 476,458 4.5% 72.6% 2028 1,444,954 13.7% 86.3% 2029 and thereafter 1,434,989 13.7% 100.0 % Total 10,561,734 100.0% (1) Includes data from our life science property owned in a joint venture arrangement in which we own a 55% equity interest. 36

NON-SEGMENT LEASE EXPIRATION SCHEDULE (dollars in thousands) As of September 30, 2020 Non-Segment Annualized Rental Income Expiring Cumulative Percentage of Number of Number of Units or Square Annualized Rental Percent of Total Annualized Annualized Rental Income Year Properties Feet Income Rental Income Expiring Expiring 2020 — — $ — — % — % 2021 — — — — % — % 2022 — — — — % — % 2023 (1) (2) 7 131 units and 354,000 sq. ft. 10,591 21.4% 21.4% 2024 (2) 4 288 units 4,062 8.2% 29.6% 2025 — — — — % 29.6% 2026 — — — — % 29.6% 2027 4 511 units 4,231 8.6% 38.2% 2028 (3) 4 458,000 sq. ft. 10,550 21.4% 59.6% 2029 and thereafter 23 1,675 units 19,949 40.4% 100.0 % Total 42 $ 49,383 100.0% (1) Includes annualized rental income from our leases with Starmark Holdings, LLC for six wellness centers. As of September 30, 2020, the applicable tenant was in default on its obligations to us under the applicable leases. (2) Includes annualized rental income from our three senior living communities disposed of in October 2020. (3) Includes annualized rental income from our lease with Life Time Athletic for four wellness centers as of September 30, 2020. In October 2020, this lease was amended to extend the term through August 2040. NON-SEGMENT LEASE EXPIRATION SCHEDULE 37

SHOP SEGMENT AND SAME PROPERTY – TRANSITIONAL PRO FORMA EBITDARM

SHOP SEGMENT AND SAME PROPERTY – TRANSITIONAL PRO FORMA EBITDARM EXHIBIT A

See pages 39 - 40 for calculation and reconciliation of Pro Forma EBITDARM and Non-GAAP Financial Measures and Certain Definitions on page 41 for a definition of EBITDARM.

SHOP SEGMENT - TRANSITIONAL PRO FORMA EBITDARM

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended September 30, 2020	As of and For the Three Months Ended September 30, 2019	As of and For the Nine Months Ended September 30, 2020	As of and For the Nine Months Ended September 30, 2019
Number of Properties	239	243	239	243
Number of Units	28,232	28,844	28,232	28,844
Occupancy	75.2 %	86.0 %	78.9 %	84.8 %
Average Monthly Rate	$ 4,508	$ 4,549	$ 4,526	$ 4,635
Average Monthly Rate % Change	(0.9)%		(2.4)%	
Residents Fees and Services[(1)]	$ 290,101	$ 344,917	$ 926,174	$ 1,049,794
Residents Fees and Services % Change	(15.9)%		(11.8)%	
EBITDARM [(1)]	$ 22,404	$ 58,804	$ 142,726	$ 206,060
EBITDARM % Change	(61.9)%		(30.7)%	

SHOP SEGMENT SAME PROPERTY - TRANSITIONAL PRO FORMA EBITDARM

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended September 30, 2020	As of and For the Three Months Ended September 30, 2019	As of and For the Nine Months Ended September 30, 2020	As of and For the Nine Months Ended September 30, 2019
Number of Properties	214	214	213	213
Number of Units	25,656	25,656	25,338	25,338
Occupancy	76.3 %	85.4 %	80.3 %	85.7 %
Average Monthly Rate	$ 4,515	$ 4,508	$ 4,546	$ 4,584
Average Monthly Rate % Change	0.2 %		(0.8)%	
Residents Fees and Services[(1)]	$ 267,141	$ 302,332	$ 840,499	$ 904,068
Residents Fees and Services % Change	(11.6)%		(7.0)%	
EBITDARM [(1)]	$ 27,247	$ 61,596	$ 148,685	$ 207,789
EBITDARM % Change	(55.8)%		(28.4)%	

(1) Residents fees and services for the three and nine months ended September 30, 2020 for our SHOP segment is net of a $4,005 reserve for an estimated Medicare refund we expect to pay. Property operating expenses for the three and nine months ended September 30, 2020 for our SHOP segment includes $2,167 of estimated penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star, related to the Medicare refund we expect to pay.

DIVERSIFIED HEALTHCARE TRUST

38

SHOP SEGMENT AND SAME PROPERTY - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM (THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019)

SHOP SEGMENT AND SAME PROPERTY - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM

EXHIBIT A (CONTINUED)

(dollars in thousands)

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019		
	SHOP	SHOP	Restructuring Transaction	Pro Forma
Revenues:				
Rental income	$ —	$ 32,738	$ (32,738) (2)	$ —
Residents fees and services	290,101 (1)	107,816	237,101 (2)	344,917
Total revenues	290,101	140,554	204,363	344,917
Expenses:				
Property operating expenses	282,202 (1)	90,899	212,460 (2) (3)	303,359
Depreciation and amortization	31,570	34,901	—	34,901
Impairment of assets	62,868	718	—	718
Total expenses	376,640	126,518	212,460	338,978
Loss on sale of properties	(42)	—	—	—
Interest expense	(552)	(585)	—	(585)
Net (loss) income	(87,133)	13,451	(8,097)	5,354
Add (less): Interest expense	552			585
Depreciation and amortization	31,570			34,901
Management fees	14,505			17,246
Impairment of assets	62,868			718
Loss on sale of properties	42			—
EBITDARM	22,404			58,804
Less: EBITDARM not included in same property	(4,843)			(2,792)
Same property EBITDARM	$ 27,247			$ 61,596

(1) Includes $4,005 revenue reserve for an estimated Medicare refund we expect to pay and $2,167 in estimated related penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star.

(2) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements. As a result, operating results of the previously leased communities will be included in our operating results. Adjustments reflect property level residents fees and services and property operating expenses and exclude rental income for the previously leased senior living communities for the three months ended September 30, 2019.

(3) For the three months ended September 30, 2019, adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

DIVERSIFIED HEALTHCARE TRUST

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SHOP SEGMENT AND SAME PROPERTY - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM (NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019)

SHOP SEGMENT AND SAME PROPERTY- CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM

EXHIBIT A (CONTINUED)

(dollars in thousands)

	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019		
	SHOP	SHOP	Restructuring Transaction	Pro Forma
Revenues:				
Rental income	$ —	$ 105,451	$ (105,451) (2)	$ —
Residents fees and services	926,174 (1)	324,767	725,027 (2)	1,049,794
Total revenues	926,174	430,218	619,576	1,049,794
Expenses:				
Property operating expenses	837,103 (1)	263,612	632,612 (2) (3)	896,224
Depreciation and amortization	98,385	100,080	—	100,080
Impairment of assets	98,521	9,041	—	9,041
Total expenses	1,034,009	372,733	632,612	1,005,345
(Loss) gain on sale of properties	(210)	15,207	—	15,207
Interest and other income	7,346 (4)	—	—	—
Interest expense	(1,676)	(2,481)	—	(2,481)
Loss on early extinguishment of debt	—	(17)	—	(17)
Net (loss) income	(102,375)	70,194	(13,036)	57,158
Add (less): Interest expense	1,676			2,481
Depreciation and amortization	98,385			100,080
Management fees	46,309			52,490
Impairment of assets	98,521			9,041
Loss (gain) on sale of properties	210			(15,207)
Loss on early extinguishment of debt	—			17
EBITDARM	142,726			206,060
Less: EBITDARM not included in same property	(5,959)			(1,729)
Same property EBITDARM	$ 148,685			$ 207,789

(1) Includes $4,005 revenue reserve for an estimated Medicare refund we expect to pay and $2,167 in estimated related penalties, compliance costs and professional fees, net of management fees reimbursable by Five Star.

(2) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements. As a result, operating results of the previously leased communities will be included in our operating results. Adjustments reflect property level residents fees and services and property operating expenses and exclude rental income for the previously leased senior living communities for the nine months ended September 30, 2019.

(3) For the nine months ended September 30, 2019, adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

(4) We recognized $7,346 of funds received under the Coronavirus Aid, Relief, and Economic Security Act during the nine months ended September 30, 2020.

DIVERSIFIED HEALTHCARE TRUST

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NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 18 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre, Adjusted EBITDAre and EBITDARM We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, impairment of assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Our SHOP segment includes both communities leased to Five Star and operated for our account under management agreements with Five Star as of and during the three and nine months ended September 30, 2019. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements, effective as of January 1, 2020. Under the New Management Agreements, management fees are 5% of resident fees and services revenues. We believe pro forma earnings before interest, taxes, depreciation, amortization, impairment of assets, gains or losses on sale of properties, gains or losses on early extinguishment of debt, rent and management fees, or EBITDARM, is a meaningful transitional supplemental performance measure as it presents historical community level operating results regardless of the form of contractual arrangements and removes the impact of changes in the agreements (rents and management fees) between us and Five Star during the periods presented. The table on page 38 presents pro forma resident fees and services revenues and pro forma EBITDARM as if the communities had been managed for our account throughout all periods presented to assist in understanding community level operating results and a reconciliation of those amounts from amounts determined in accordance with GAAP. Other real estate companies and REITs may calculate EBITDARM differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. 41

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. (CONTINUED) Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of September 30, 2020. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from our life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS and leasing related costs, such as brokerage commissions and tenant inducements. Net debt Net debt is total debt less cash. 42

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) NOI margin % NOI margin % is defined as NOI as a percentage of rental income. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators other than Five Star and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. (CONTINUED) Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Same Property For the three months ended September 30, 2020, same property consists of properties owned, in service and operated by the same operator continuously since July 1, 2019, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, scheduled for closure and/or sale or out of service undergoing redevelopment, if any. For the nine months ended September 30, 2020, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2019, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale, scheduled for closure and/or sale or out of service undergoing redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of managed senior living communities that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the operator to manage the communities for our account. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. Pursuant to the Restructuring Transaction, the previously existing master leases and management and pooling agreements between us and Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. Prior to January 1, 2020, these senior living communities were either managed for our account by Five Star or triple net leased to Five Star. SNF SNF is a skilled nursing facility. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 43

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward- looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS 44